Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC  20004

Tel.  202.739.3000

Fax: 202.739.3001

www.morganlewis.com


August 6, 2007


VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:   The World Funds, Inc. (File Nos. 333-29289 and 811-08255)
      ---------------------------------------------------------

Ladies and Gentlemen:

On behalf of The World Funds, Inc. (the "Company"), enclosed for filing pursuant to the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is a preliminary proxy statement on Schedule 14A in connection with an upcoming special meeting of shareholders of the Satuit Capital Management Small Cap Fund (the "Fund"), a series of the Company. The special meeting is being called for the purpose of soliciting shareholder approval of (i) a change to the Fund's fundamental investment restriction pertaining to industry concentration, and (ii) a proposed Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized into a new series of Satuit Capital Management Trust, a Delaware statutory trust.

Please contact me at 202.739.5355 with any questions or comments.


Sincerely,

/s/ Karen A. Aspinall

Karen A. Aspinall

SCHEDULE 14A

    Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[X]   Preliminary Proxy Statement
[  ]  Confidential,  for Use of the  Commission  Only (as permitted by Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Under Rule 14a-12

                              THE WORLD FUNDS, INC.
-------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the
                                   Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------
      2)   Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------
      5) Total fee paid:

-------------------------------------------------------------------

[  ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)   Amount Previously Paid:

-------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------
      3) Filing Party:

-------------------------------------------------------------------
      4) Date Filed:

-------------------------------------------------------------------

                              THE WORLD FUNDS, INC.
                        8730 Stony Point Pkwy, Suite 205
                               Richmond, VA 23235
                                 (800) 527-9525

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                    SATUIT CAPITAL MANAGEMENT SMALL CAP FUND

                          To be held on ______ __, 2007

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders ("Special Meeting") of the Satuit Capital Management Small Cap Fund (the "Fund"), a series of The World Funds, Inc. (the "Company") will be held at the offices of the Company, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, on __________ __, 2007 at ________ a.m., local time, to consider and vote on the following matters:

      1. To approve a change to the Fund's fundamental investment restriction pertaining to industry concentration;

      2. To approve a proposed Agreement and Plan of Reorganization ("Agreement"), pursuant to which the Fund would be reorganized into a new series of Satuit Capital Management Trust, a Delaware statutory trust; and

      3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

__________ __, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof, and only shareholders of record at the close of business on that date will be entitled to vote. To assure your representation at the Special Meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope after reading the accompanying proxy statement.



                                    By  Order   of  the   Board  of
                                    Directors


                                    ----------------------------

                                    Karen Shupe
__________ __, 2007                 Secretary



IMPORTANT: Shareholders are cordially invited to attend the Special Meeting. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the Special Meeting. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Special Meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

                              THE WORLD FUNDS, INC.
                        8730 Stony Point Pkwy, Suite 205
                               Richmond, VA 23235
                                 (800) 527-9525

                   VERY IMPORTANT NEWS FOR SHAREHOLDERS OF THE
                    SATUIT CAPITAL MANAGEMENT SMALL CAP FUND

Although we encourage you to read the entire enclosed Proxy Statement, below is a brief overview of the matters affecting the Satuit Capital Management Small Cap Fund that require a shareholder vote.

Q.    WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

A. This document is a proxy statement for the Satuit Capital Management Small Cap Fund (the "Fund"), a series of The World Funds, Inc. (the "Company"), and contains information that the Fund's shareholders should know before voting on the proposals, which include (i) a proposed change to the Fund's fundamental investment restriction pertaining to industry concentration, and (ii) a proposed reorganization (the "Reorganization") of the Fund into the Satuit Capital Small Cap Fund (the "New Fund"), a series of Satuit Capital Management Trust (the "Trust"). It should be retained for future reference.

Q.    WHAT IS THE PROPOSED CHANGE TO THE FUND'S CONCENTRATION POLICY?

A.    Proposal  1  relates  to a  proposed  change  in  the  Fund's fundamental investment restriction pertaining to industry concentration, which provides that the Fund may concentrate in genomic and genomic-related companies. As was previously disclosed to shareholders, the Fund's investment strategy was recently changed such that the Fund seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of common stocks of U.S. small-cap companies, as defined in the Fund's prospectus. At the time of the change in the Fund's investment strategy, the Fund was not able to change the Fund's fundamental investment restriction pertaining to industry concentration because any change in a fundamental investment policy requires shareholder approval. Accordingly, the Fund is now seeking to change this restriction so that the Fund may have greater flexibility in investing in small cap issuers under its new investment strategy.

Q.    WHAT IS THE PROPOSED REORGANIZATION?

A. The Company, on behalf of the Fund, has entered into an Agreement and Plan of Reorganization ("Agreement") with the Satuit Capital Management Trust, on behalf of the New Fund. The Board of Directors of the Company, on behalf of the Fund, has approved the Agreement, subject to the approval of shareholders of the Fund. If approved, and if certain other conditions are met, shares of the Fund will be exchanged for Shares of the New Fund. The New Fund will have an investment objective identical to the Fund. The New Fund will have substantially similar investment strategies as the Fund.

Q.    WHO WILL MANAGE THE NEW FUND?

A. If the Agreement is approved by shareholders, Satuit Capital Management, LLC ("SCM"), the current investment sub-adviser to the Fund, will serve as the investment adviser to the New Fund. As the Fund's sub-adviser, SCM is responsible for the day-to-day management of the Fund's portfolio. Commonwealth Capital Management, LLC, the Fund's current investment adviser, will not provide any services to the New Fund. As the New Fund's adviser, SCM will continue to be responsible for the day-to-day management of the New Fund's portfolio and will continue to follow the Fund's investment objective of capital appreciation pursuant to substantially similar investment strategies.

Q.    HOW WILL THE REORGANIZATION AFFECT ME AS A SHAREHOLDER?

A. You will become a shareholder of the New Fund. There will be no sales charges or redemption fees applied in connection with the Reorganization. The new shares that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Fund as of the closing date of the Reorganization.

Q.    WILL THE EXPENSES OF THE NEW FUND INCREASE?

A.    Your overall expenses will not increase as a result of the Reorganization.

Q.    WILL THE PROPOSED REORGANIZATION RESULT IN ANY TAXES?

A. We expect that neither the Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

Q.    HOW DOES THE FUND'S BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A.    The Board unanimously recommends that you vote "FOR" both proposals.

Q.    WHO IS PAYING THE COSTS OF THE PROPOSED REORGANIZATION?

A. The Fund will not bear any expenses in connection with the Reorganization. The expenses of the Reorganization, including the preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Special Meeting and Proxy Statement will be borne by SCM and CCM.

Q.    HOW DO I CONTACT THE FUND?

A. If you have any questions about the proposal or the proxy card, please call the Fund, toll-free at (800) 527-9525.

                     PLEASE VOTE. YOUR VOTE IS IMPORTANT NO
                         MATTER HOW MANY SHARES YOU OWN.

                              THE WORLD FUNDS, INC.
                        8730 Stony Point Pkwy, Suite 205
                               Richmond, VA 23235
                                 (800) 527-9525

                                 PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (the "Board of Directors" or the "Board") of the Satuit Capital Management Small Cap Fund (the "Fund"), a series of The World Funds, Inc. (the "Company"), in connection with a special meeting of shareholders (the "Special Meeting") to be held at 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235 on __________ __, 2007
at ______ a.m., local time.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund's Class Y shares of common stock, par value $0.01 per share ("Shares"), will be voted "FOR" each Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235). However, attendance at the Special Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. This Proxy Statement, Notice of Special Meeting and proxy card are first being mailed to shareholders on or about __________ __, 2007.

Only shareholders or their duly appointed proxy holders can attend the Special Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Special Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Special Meeting, you should also bring a proxy card from your broker.

The Shares are the only outstanding voting securities of the Fund. While the Fund is authorized to issue Class A, Class B, Class C and Class Y shares, as of the date of this proxy, only Class Y shares are offered. The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement thereof has been fixed at the close of business on _________ __, 2007, and each shareholder of record at that time is entitled to cast one vote for the Class Y shares registered in his or her name. As of __________ __, 2007, _______ Class Y Shares were outstanding and entitled to be voted.


The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended August 31, 2006, and more recent reports, to any Fund shareholder upon request. To request a copy, please call 1-800-527-9525 or write to the Fund at 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235.

            PROPOSAL 1: TO APPROVE A CHANGE OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION PERTAINING TO INDUSTRY CONCENTRATION

At a meeting of the Board held on July 26, 2007, the Board approved, on behalf of the Fund, a change to the Fund's fundamental investment restriction relating to industry concentration. If shareholders approve this Proposal, the Fund's investment restriction relating to industry concentration will be changed, which would take effect on the next business day following approval of the change, as described more fully below.

Background

The Investment Company Act of 1940 (the "1940 Act") requires the Fund to adopt fundamental investment restrictions with respect to several specific types of activities, including a Fund's ability to concentrate its investments in any particular industry or group of industries. While the 1940 Act does not define what constitutes "concentration" in an industry or group of industries, the SEC staff has taken the position that investment of more than 25% of a fund's total assets in one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Board is proposing that shareholders approve a change to the Fund's fundamental investment restriction relating to industry concentration, as described more fully below, in an effort to better align the restriction with the Fund's current investment strategy and to provide the Fund with the maximum investment flexibility permitted under current law.

The 1940 Act requires changes in fundamental investment restrictions to be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Shareholders are therefore being asked to approve the following change to the Fund's fundamental investment restriction relating to industry concentration:

Current Concentration Policy        Proposed Concentration Policy
-----------------------------------------------------------------------
-----------------------------------------------------------------------
The Fund may not concentrate its    The Fund may not concentrate
investments in any industry,        investments in a particular
except that the Fund may            industry or group of industries,
concentrate in securities of        as concentration is defined under
companies which are genomic and     the 1940 Act, the rules and
genomic-related as described in     regulations thereunder or any
the prospectus.                     exemption therefrom, as such
                                    statute, rules or regulations may
                                    be amended or interpreted from
                                    time to time.
-----------------------------------------------------------------------

Reasons for Proposed Change
-------------------------------------------------------------------

Prior to April 10, 2007, the Fund was named the GenomicsFund and it sought to achieve its investment objective by focusing on the equity securities of companies principally engaged in genomics or genomic-related businesses. Accordingly, the Fund's current concentration policy reflects the Fund's former focus on investments in genomic and genomic-related companies under the Fund's prior investment strategy. On April 10, 2007, the Fund's name was changed to the Satuit Capital Management Small Cap Fund and its investment strategy was changed such that the Fund currently seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of common stocks of U.S. small-cap companies.

Although the Fund may currently concentrate in genomic and genomic-related companies, the proposed concentration policy, which does not contain a condition to concentrate in genomic and genomic-related companies, is more consistent with the Fund's current investment strategy. The proposed change to the concentration policy reflects SCM's desire to be able to select a broader range of portfolio securities that it believes exhibit reasonable valuations and favorable growth prospects consistent with the Fund's investment objective.

Board Considerations

The Board believes that the proposed concentration policy would be in the best interests of the Fund and its shareholders. The Board believes that the proposed change will enhance management's ability to manage the Fund's assets efficiently, and will provide the Fund with more flexibility to respond to changing regulatory and investment environments. The Board does not anticipate, however, that the change will result in a material change in the level of investment risk associated with an investment in the Fund. Due to these and other considerations, the Board recommends that Fund shareholders approve the change to the Fund's fundamental investment restriction relating to industry concentration.

Consequences of Not Approving the Proposed Change to the Fund's Concentration Policy

In the event that this Proposal is not approved by the shareholders of the Fund, the current fundamental policy relating to industry concentration will continue in effect. If this Proposal is not approved, the Board will consider other actions that may be taken, including such alternative proposals as may be recommended by CCM or SCM. In the mean time, CCM and SCM would continue as the investment adviser and sub-adviser, respectively, and would continue to manage the Fund's investment portfolio in accordance with the Fund's current industry concentration policy.

           THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
         RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE CHANGE TO
                        THE FUND'S CONCENTRATION POLICY.

         PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION,
          PURSUANT TO WHICH THE FUND WOULD BE REORGANIZED AS A SEPARATE
                    SERIES OF SATUIT CAPITAL MANAGEMENT TRUST

At a meeting of the Board held on July 26, 2007, the Board approved, on behalf of the Fund, an Agreement and Plan of Reorganization ("Agreement") substantially in the form attached to this Proxy Statement as Appendix A. If shareholders approve this proposal, the Fund will be reorganized from a series of the Company, a Maryland corporation, into the Satuit Capital Management Small Cap Fund (the "New Fund"), a series of Satuit Capital Management Trust, a Delaware statutory trust (the "Trust"), as described below (the "Reorganization"). If approved, the Reorganization is expected to take effect on or about __________ __, 2007 (the "Exchange Date"), although that date may be adjusted in accordance with the terms of the Agreement.

Background and Reasons for Reorganization

At meetings of the Board held on May 21, 2007 and July 26, 2007, the Fund's investment adviser, Commonwealth Capital Management, LLC ("CCM"), together with the Fund's sub-adviser, Satuit Capital Management, LLC ("SCM"), recommended that the Board consider and approve a proposal to reorganize the Fund into a new series of the Trust. The New Fund will be substantially similar to the Fund except that SCM will serve as adviser to the Fund, rather than sub-adviser, and CCM will no longer provide services to the Fund. CCM and SCM believe that this change in structure will permit SCM to better align the New Fund with the Satuit Micro Cap Fund, the other existing series of the Trust, which is also advised by SCM. Moreover, SCM believes that the Reorganization will allow the New Fund to participate in marketing and other distribution arrangements that are already in place for the Micro Cap Fund. SCM expects that these efforts will assist in attracting new investors into the Fund, which may create economies of scale in the future.

About the Reorganization

The Company, on behalf of the Fund, has entered into the Agreement with SCM, CCM and the Trust, on behalf of the New Fund. The Agreement provides that the New Fund will acquire all the assets, and assume all the liabilities, of the Fund. The Agreement sets forth the terms and conditions that will apply to the Reorganization. The following description thereof is qualified in its entirety by reference to the Agreement itself, a form of which is set forth as Appendix A.

The Agreement provides the details of the Reorganization. In essence, the Reorganization, if the shareholders of the Fund approve the Agreement, will have three primary steps:

o The transfer of all of the assets and liabilities of the Fund to the New Fund in exchange for Shares of the New Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by the New Fund of all of the liabilities of the Fund;

o The distribution to each shareholder of shares of the Fund of the same number of shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by that shareholder on the Exchange Date; and

o     The Fund will then be terminated.

On the Exchange Date, the Fund will distribute the New Fund shares it receives to its shareholders of record, in proportion to the Fund shares then held of record by each shareholder, and will completely liquidate. Because the Fund is a registered management investment company and the shareholders may redeem their shares at any time for their net asset value, there are no appraisal rights for those shareholders that vote against the proposal.

All of the expenses related to the Reorganization will be borne by CCM and SCM. The consummation of the Reorganization is subject to certain conditions, including, but not limited to:

o     Approval of the Agreement by the shareholders of the Fund;

o Receipt of certain legal and tax opinions described in the Agreement;

o Continuing accuracy of the representations and warranties in the Agreement; and

o     Performance in all material respects of the Agreement.

The Trust, on behalf of the New Fund, and the Company, on behalf of the Fund, may mutually agree to terminate the Agreement at or prior to the closing of the Reorganization. Alternatively, either party may decide to unilaterally terminate the Agreement under certain circumstances.

Board Considerations

The Company's Board considered the following matters, among others, in approving the proposal:

The Terms and Conditions of the Reorganization. The Board approved the terms of the Reorganization Agreement, and, in particular, the requirement that the transfer of assets be in exchange for an equal number of full and fractional shares of the New Fund. The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization Agreement. The Board also noted that the Reorganization would be submitted to the Fund's shareholders for ultimate approval.

Lack of Dilution to Shareholder Interest. The Board considered that the Reorganization would not result in a dilution of shareholder interests.

Shareholder Expenses. The Board noted that SCM, the investment adviser to the New Fund, and CCM, the investment adviser to the Fund, would bear the expenses of the Reorganization.

Relative Expense Ratios. The Board reviewed information regarding comparative expense ratios, noting that SCM will assume the expense limitation agreement currently in place between the Fund and CCM, such that the net total operating expense ratio for the New Fund is expected to remain the same after the Reorganization. In connection with SCM's assumption of the expense limitation agreement, the Board considered SCM's assignment to CCM of the right to recoup certain fees CCM previously waived or certain expenses CCM previously reimbursed for a period of five years following the Reorganization. Also, the Board considered the representations from management and the Fund's independent registered public accountant that such an assignment and assumption arrangement is consistent with generally accepted accounting principles and that it will not have an adverse effect on the financial statements of the Fund or the New Fund.

Investment Advisory Fees. The Board also considered that the Reorganization would not result in any immediate increase of the investment advisory fee based on the Fund's current asset levels. The Board considered that the New Fund would not receive any breakpoint discounts in its management fee if its asset levels were to reach $250 million or more, but also recognized that it was unlikely that the Fund would ever receive a breakpoint discount, as the Fund's asset levels have never in its entire operating history reached $250 million.

Economies of Scale. The Board considered the potential of both SCM and the New Fund to experience economies of scale as a result of the New Fund's position as a series of the Trust, concluding that the structure would benefit shareholders as the New Fund grows, noting that the New Fund's position as a series of the Trust had greater potential for growth of assets through increased access to various distribution networks than the Fund and therefore has greater potential for economies of scale.

Compatibility of Investment Objectives and Investment Strategies. The Board also considered SCM's belief that a more diversified portfolio of common stocks has the potential to provide investors with a higher rate of return while at the same time potentially lowering risk. Additionally, the Board considered SCM's statements that higher returns and lower risk may be achieved by investing in a broader range of securities from diversified industries and thus may be less affected by changes to the overall economy, to a specific industry concentration or individual stock concentration. The Board concluded that the New Fund's investment objective is identical, its investment strategies are substantially similar, and the restrictions, except for the restriction relating to industry concentration, are substantially similar to those of the Fund. The Board also concluded that the Fund would not experience any significant changes in its overall investment program because the New Fund's investment objective will remain the same and investment strategies will be substantially similar.

The Experience and Expertise of the Investment Adviser. The Board also considered that SCM, the Fund's current sub-adviser, will serve as the investment adviser to the New Fund. The Board considered the experience and expertise of SCM. Among other things, the Board reviewed the qualifications and experience of the portfolio manager, reviewed general information about SCM's performance, and concluded that it was satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to the New Fund and that there was a reasonable basis upon which to conclude that the quality of investment advisory services to be provided by SCM to the New Fund should equal or exceed the quality of SCM's investment sub-advisory services to the Fund.

SCM's Profitability. Because the engagement of SCM as the primary adviser to the New Fund is new, there is no historical profitability with regard to its arrangements with the New Fund. As a result, this factor was not considered by the Board.

Assumption of Liabilities. The Board took note of the fact that, under the Reorganization Agreement, the New Fund expects to acquire substantially all of the stated liabilities of the Fund.

Tax Consequences. The Board concluded that the Reorganization is expected to be free from federal income taxes, noting the preservation of tax loss carryforwards.

Shareholder Liabilities and Rights. The Board concluded that there would be no substantial change in potential shareholder liability or in shareholder rights.

After consideration of the material factors and other relevant information, the Board, at its meeting on July 26, 2007, unanimously approved the Agreement, finding that the Reorganization is in the best interests of the Fund, and directed that it be submitted to shareholders for approval. The Board recommends that shareholders vote "FOR" approval of the Agreement and the Reorganization contemplated thereby.

Comparison of Investment Objectives and Investment Strategies

The Reorganization will not result in any change in the name or investment objective of the Fund. The New Fund has been created as a shell series of the Trust solely for the purpose of the Reorganization and will not conduct any investment operations until the closing of the Reorganization. Like the Fund, the New Fund's investment objective is to seek to provide investors with capital appreciation.

The Reorganization will not result in any significant change to the principal investment strategies of the Fund. Like the Fund, the New Fund will also invest in a diversified portfolio of U.S. common stocks with small market capitalizations. However, the New Fund's strategy will allow it to invest in a slightly broader range of small-cap companies. With respect to the Fund, SCM considered a company to be a small capitalization company if its market capitalization was between $200 million and $2 billion. With respect to the New Fund, SCM will consider a company to be a small capitalization company when its market capitalization, at the time of purchase, is within the market capitalization range of companies in the Russell 2000(R) Index at reconstitution each June ($261.8 million to $2.5 billion as of June 2007). SCM believes this modification to the investment strategy has the potential to provide investors with a higher rate of return while at the same time potentially lowering risk. SCM believes that, through a diversified portfolio, higher returns and lower risk may be achieved by investing in a broader range of securities from diversified industries and thus, a diversified portfolio may be less affected by to changes to the general economy, to a specific industry concentration or individual stock concentration.

Comparison of Principal Risks

Because the Fund and the New Fund have the same portfolio management, investment objective and nearly the same investment strategies, the principal risks associated with an investment in the Fund and the New Fund are substantially similar.

Comparison of Investment Restrictions and Limitations

As described in Proposal 1, except for the investment restriction pertaining to industry concentration, the fundamental and non-fundamental investment restrictions of the Fund and the New Fund are identical. For example, the Fund and the New Fund have identical fundamental and non-fundamental investment restrictions pertaining to borrowing money, underwriting securities, loans, investments in real estate and commodities and issuance of senior securities. As described in Proposal 1, the Fund currently has a policy that it may concentrate in genomics related issuers. The New Fund does not have a similar fundamental policy on industry concentration. If shareholders approve Proposal 1, the industry concentration policy of the Fund and the New Fund will be identical at the time of the Reorganization. If shareholders do not approve Proposal 1, the industry concentration policy of the Fund and the New Fund will differ at the time of the Reorganization.

Comparison of Fees

The fees and expenses of the Fund and the New Fund are expected to be the same, except with respect to the advisory fee breakpoint schedule, as described further below.

Advisory Fees Paid by the Fund. The Fund pays CCM an annual fee of 1.00% on the first $250 million of average net assets; 0.875% on assets in excess of $250 million and not more than $500 million of average net assets; and 0.75% on average net assets over $500 million for investment advisory and management services rendered to the Fund by CCM.

Advisory Fees Paid by the New Fund. The New Fund will pay SCM an annual fee of 1.00% of average net assets for investment advisory and management services rendered to the Fund by SCM. The New Fund's management fee does not provide for any breakpoint discounts as asset levels increase. However, the Fund's current asset level is currently below $250 million, and has remained below $250 million for over a one year period, accordingly, the Fund is currently paying 1.00% to CCM in advisory fees. The Reorganization will not, therefore, result in any immediate increase of the investment advisory fee based on the Fund's current asset levels. However, if asset levels of the New Fund increase to $250 million or more, the New Fund would not receive any breakpoint discounts in its management fee, as the Fund would have received if its assets reached the same level.

Fund Expense Limitation Agreement with CCM. Additionally, the total net fund operating expenses are not expected to increase as a result of the Reorganization. CCM has entered into an expense limitation agreement with the Company on behalf of the Fund dated as of May 1, 2006 (the "Expense Limitation Agreement"). Under the Expense Limitation Agreement, CCM has agreed to waive or limit its fees and to assume other expenses through August 31, 2007 so that the ratio of total annual operating expenses does not exceed 1.90% (not including interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business). If the Fund operates below the expense cap of 1.90%, CCM is entitled to the reimbursement of fees waived or reimbursed to the Fund during the prior five year period, less any reimbursement previously paid.

If the Reorganization is approved by shareholders, SCM will assume CCM's obligation to limit the New Fund's expenses to 1.90%, in accordance with the terms of the Expense Limitation Agreement and an Assignment and Assumption Agreement among CCM, SCM and the Trust. While CCM will not be responsible for limiting the New Fund's expenses, CCM will continue to be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the Expense Limitation Agreement under the same terms. This means that if the Reorganization takes effect in 2007, CCM will continue to be eligible to recoup any fees previously waived or expenses previously reimbursed if the New Fund operates below the 1.90% expense cap during the five years following the Reorganization. The total amount of reimbursements recoverable by CCM is the sum of all fees previously waived or expenses paid during any of the previous five years, less any reimbursement previously paid by the Fund to CCM. The total amount of recoverable reimbursements as of July 31, 2007 was $[_______], which will expire on an annual rolling basis until August 31, 2012, as described in more detail in both the Fund's and the New Fund's statement of additional information.

New Fund Expense Limitation Agreement with SCM. As mentioned above, if the Reorganization is approved, SCM will assume CCM's obligation to limit the Fund's expenses to 1.90% in accordance with the terms of the Expense Limitation Agreement until August 31, 2008. Accordingly, the New Fund's fees and expenses will not exceed the limit that is currently in place for the Fund for at least the next year. As described above, CCM will continue to be eligible to recoup any fees previously waived or expenses previously reimbursed if the New Fund operates below the 1.90% expense cap during the next five years. SCM will also be eligible to recoup any fees waived or expenses reimbursed pursuant to the Expense Limitation Agreement, however, SCM will not be eligible to recoup such fees and expenses until CCM has received all eligible recoupment amounts under the Expense Limitation Agreement.

Comparison of Distribution, Purchase, Exchange and Redemption Procedures

Distribution of Shares and Shareholder Service Fees. Neither the Fund nor the New Fund impose any sales loads on purchases. Both the Fund and the New Fund have adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act whereby each Fund pays 0.25% of the Fund's average daily net assets to the Fund's distributor. These fees may cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

Purchase and Exchange Procedures. The New Fund will have the same distributor, First Dominion Capital Corp, the same administrator, Commonwealth Shareholder Services, Inc., and the same transfer agent, Fund Services, Inc. as the Fund. Accordingly, the purchase procedures for the Fund and the New Fund are substantially similar. Investors may invest in the Fund or the New Fund by contacting the Funds directly, or through a broker or other financial institution that sells the Funds, or by mail, telephone or wire.

The minimum initial and subsequent investment amounts for each Fund are the same. However, the value of an account upon which the New Fund may ask for a shareholder to increase his or her balance is lower than the Fund. The New Fund may close a shareholder's account after 60 days if the balance in that account is less than $1,000. The Fund will charge an annual fee of $50 or redeem the shares in accounts that fall below $5,000. Each Fund will not close a shareholder's account if it falls below the amount solely as a result of a reduction in shareholder's account market value.

The New Fund does not offer an exchange privilege.

Comparison of Service Providers

There will be no changes in the portfolio management personnel or other service providers of the Fund as a result of the Reorganization.

Other Information about the New Fund

Investment Adviser. Satuit Capital Management, LLC, 2807 Gaston Gate, Mt. Pleasant, South Carolina 29466, will manage the investments of the New Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). As of March 31, 2007, SCM had approximately $135 million in assets under management.

Robert J. Sullivan, Chairman of the Trust, is the majority owner of SCM. John Pasco, III, owner of the principal underwriter of the New Fund, owns an interest in SCM through CCM. Under the terms of an Advisory Agreement, SCM, subject to the general supervision of the Board of Trustees of the Trust, will manage the New Fund in accordance with its investment objective and policies, make decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintain related records.

Form of Organization and Shareholder Rights

The Fund is a series of the Company, a non-diversified open-end management investment company that was incorporated as a Maryland corporation on May 8, 1997. The New Fund will be a series of the Trust, a diversified open-end management investment company that was established as a Delaware statutory trust pursuant to a Declaration of Trust dated August 12, 2000. The New Fund will be established specifically for the purpose of the Reorganization of the Fund. A post-effective amendment to the Trust's registration statement relating to the New Fund is pending with the U.S. Securities and Exchange Commission ("SEC"). The New Fund is expected to be effective no later than October 2007 after which, pending approval of the Agreement by the shareholders of the Fund, the Reorganization of the Fund will occur. The table below summarizes certain differences between the rights of a shareholder of a Maryland corporation and a shareholder of a Delaware statutory trust.

                         Fund                   New Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Form of Organization     Maryland corporation   Delaware statutory
                                                trust
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Par Value                $0.01                  $0.01
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Shares of Funds          Fully paid,            Fully paid,
                         non-assessable,        non-assessable,
                         redeemable and         redeemable and
                         transferable           transferable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Preemptive Rights        None                   None
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Voting                   Rights One vote per each One vote per each full share
                         and full share and fractional vote for fractional vote
                         for each fractional share each fractional share
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Cumulative Voting        None                   None
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Annual Meetings          Not required           Not required
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Special Meetings to      Written request of at  Written request of at
Remove                   least 50% of all the   least 10% of all the
Directors/Trustees       votes entitled to be   votes entitled to be
                         cast at meeting        cast at meeting
-----------------------------------------------------------------------

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to consummation of the Reorganization, the Trust and the Fund will receive an opinion from Morgan, Lewis & Bockius LLP substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust and the Company, for federal income tax purposes: (1) the Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each fund will be a "party to a reorganization" (within the meaning of section 368(b) of the Code); (2) neither fund will recognize any gain or loss on the Reorganization; (3) a Fund shareholder will not recognize any gain or loss on the exchange of its Fund shares for New Fund shares; (4) the holding period for and tax basis in the New Fund shares a Fund shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Fund shares it holds immediately before the Reorganization (provided the shareholder holds the shares as capital assets on the closing date of the Reorganization); and (5) the New Fund's holding period for, and tax basis in, each asset the New Fund transfers to it will include the Fund's holding period for, and will be the same as the Fund's tax basis in, that asset immediately before the Reorganization. Notwithstanding clauses (2) and
(5), such opinion may state that no opinion is expressed as to the effect of the Reorganization on the New Fund's or the Fund's shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Consequences of Not Approving the Proposed Reorganization

If the Reorganization is not approved by shareholders, the Fund will remain a series of the Company. CCM will continue as the investment adviser and SCM will continue as the Fund's investment sub-adviser. In addition, the Expense Limitation Agreement between the Company and CCM, on behalf of the Fund will continue in effect.

           THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
            RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE
                      AGREEMENT AND PLAN OF REORGANIZATION.

                          VOTING AND OTHER INFORMATION

Voting Requirements

A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the Fund. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

Shareholders will vote separately on Proposals 1 and 2. Approval of each Proposal requires the affirmative vote of the lesser of (i) 67% of the Shares of the Fund present at the Special meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund. If the required vote is not obtained for a Proposal, the Board will consider what other actions to take in the best interests of the Fund.

Under Maryland law, abstentions do not constitute a vote "FOR" or "AGAINST" a matter. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Since the approval of a Proposal requires an affirmative vote as described above, abstentions and brokers "non-votes" will have the same effect as casting a vote against a Proposal.

An abstention as to approval of a Proposal will be treated as present and will have the effect of a vote "AGAINST" a Proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a Proposal will be treated as present and will not be voted with respect to a Proposal and will have the effect of a vote "AGAINST" approval of a Proposal.

Adjournment

If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the chairman of the Special Meeting or the shareholders may adjourn the Special Meeting. The vote required to adjourn the Special Meeting is a majority of all the votes cast on the matter by shareholders entitled to vote at the Special Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a Proposal, the chairman of the Special Meeting may adjourn the Special Meeting or the persons named as proxy holders may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The vote required for shareholders to adjourn the Special Meeting is a majority of all the votes cast on the matter by shareholders entitled to vote at the Special Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of a Proposal "FOR" the adjournment, and will vote those proxies required to be voted against a Proposal "AGAINST" the adjournment and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Special Meeting and, accordingly, will not affect the outcome of the vote.

Other Service Providers

The Fund's administrator is Commonwealth Shareholder Services, Inc., and its principal underwriter is First Dominion Capital Corp., each of which is located at 8730 Stony Point Pkwy, Suite 205, Richmond, Virginia 23235.

Expenses

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Special Meeting and Proxy Statement will be borne by SCM and CCM. In order to obtain the necessary quorum at the Special Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, CCM or SCM. The Altman Group has been retained to assist in the solicitation of proxies. The Altman Group will be paid approximately $6,000 and will be reimbursed for its related expenses, such expenses to be borne by SCM and CCM.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about _________ ___, 2007. As mentioned above, The Altman Group has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of the Fund may receive a call from officers and regular employees of CCM and/or SCM or representatives of The Altman Group if the Fund has not yet received their vote. Authorization to permit The Altman Group to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Special Meeting and voting in person.

Ownership of Securities

As of __________ __, 2007, the Fund's Directors and executive officers, as a group, owned less than 1% of the Fund's outstanding Shares.

Beneficial Ownership

The following table provides certain information as of ________ __, 2007, the record date for the Special Meeting, with respect to those persons known to the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund:

-------------------------------------------------------------------------
Name and Address                        Number of      Percent of Fund
                                          Shares
                                       Beneficially
                                          Owned
-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------

Shareholder Proposals

The Company does not hold annual or regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders of the Company should send their written proposals to the Secretary of the Company, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235.

Other Matters

The proxy holders have no present intention of bringing before the Special Meeting for action any matters other than those specifically referred to above, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business properly comes before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

                                    By  Order   of  the   Board  of
                                    Directors





                                    Karen Shupe
_________, 2007                     Secretary





---------------------------------------------------------------------
Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.
---------------------------------------------------------------------


---------------------------------------------------------------------
A copy of the Fund's Annual Report for the fiscal year ended August 31, 2006, and more recent reports, are available without charge upon request by writing the Fund at 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235 or telephoning it at 1-800-527-9525.
---------------------------------------------------------------------

                                   APPENDIX A



                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of August __, 2007, among SATUIT CAPITAL MANAGEMENT TRUST, a Delaware statutory trust ("Trust"), on behalf of the Satuit Capital Small Cap Fund, a segregated portfolio of assets ("series") thereof ("New Fund"), THE WORLD FUNDS, INC., a Maryland corporation ("Company"), on behalf of the Satuit Capital Management Small Cap Fund, a series thereof ("Predecessor Fund"), and, solely for purposes of paragraph 6, SATUIT CAPITAL MANAGEMENT, LLC, New Fund's investment adviser ("Adviser") and Commonwealth Capital Management, LLC, Predecessor Fund's investment adviser ("CCM"). Each of New Fund and Predecessor Fund is sometimes referred to herein as a "Fund," and each of Trust and Company is sometimes referred to herein as an "Investment Company." All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by New Fund are made and shall be taken or undertaken by Trust on its behalf, and all rights and benefits created hereunder in favor of New Fund shall inure to, and shall be enforceable by, Trust on its behalf.

      Each Investment Company desires to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will involve Predecessor Fund's changing its identity, form, and place of organization -- by converting from Predecessor Fund to a series of Trust -- by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Predecessor Fund's business) in exchange solely for voting shares of beneficial interest in New Fund and New Fund's assumption of all Predecessor Fund's liabilities, (2) distributing those shares pro rata to Predecessor Fund's shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (3) terminating Predecessor Fund (all the foregoing transactions being referred to herein collectively as the "Reorganization"), all on the terms and conditions set forth herein.

      Each Investment Company's Board of Trustees/Directors (each, a "Board"), including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

      Predecessor Fund offers four classes of voting shares of common stock ("Predecessor Fund Shares"), designated Class A Shares, Class B Shares, Class C Shares and Class Y Shares. New Fund will offer four classes of voting shares of beneficial interest ("New Fund Shares"), designated Class A Shares, Class B Shares, Class C Shares and Class Y Shares. The rights, powers, privileges, and obligations of the New Fund Shares will be substantially identical to those of the Predecessor Fund Shares.

      In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.    PLAN OF REORGANIZATION

1.1 Subject to the requisite approval of Predecessor Fund's shareholders and the terms and conditions set forth herein, Predecessor Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. In exchange therefor, New Fund shall --

(a) issue and deliver to Predecessor Fund the number of full and fractional New Fund Shares equal to the number of full and fractional Predecessor Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

(b) assume all of Predecessor Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Predecessor Fund's books -- Predecessor Fund owns at the Effective Time (as defined in paragraph 2.1).

1.3 The Liabilities shall consist of all of Predecessor Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Without limiting the generality of the foregoing, the Liabilities shall include Predecessor Fund's obligations to CCM pursuant to an expense limitation agreement under which CCM is entitled to the reimbursement of certain fees waived or expenses reimbursed by CCM to Predecessor Fund during the five (5) years prior to the Effective Time. Notwithstanding the foregoing, Predecessor Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4 At or immediately before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 5.6) for $10.00. At the Effective Time (or as soon thereafter as is reasonably practicable), Predecessor Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "Shareholder"), in proportion to their Predecessor Fund Shares then held of record and in exchange for their Predecessor Fund Shares, and will completely liquidate. That distribution shall be accomplished by Trust's transfer agent's opening accounts on New Fund's shareholder records in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Predecessor Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Predecessor Fund Shares, including any represented by certificates, shall simultaneously be canceled on Predecessor Fund's shareholder records. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Predecessor Fund shall be dissolved, liquidated, and terminated, and any further actions shall be taken in connection therewith as required by applicable law.

1.6 Any reporting responsibility of Predecessor Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Predecessor Fund's shareholder records of the Predecessor Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.    CLOSING AND EFFECTIVE TIME

2.1 The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Investment Companies' offices on [_______ __, 2007], or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("Effective Time").

2.2 Predecessor Fund shall direct the custodian for its assets ("Custodian") to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Predecessor Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Predecessor Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Predecessor Fund shall be delivered by wire transfer of federal funds at the Effective Time.

2.3 Predecessor Fund shall deliver to Trust at the Closing a certificate of an authorized officer of Predecessor Fund setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Predecessor Fund's books immediately before the Effective Time.

2.4 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.    REPRESENTATIONS AND WARRANTIES

3.1 Company, on Predecessor Fund's behalf, represents and warrants to Trust, on New Fund's behalf, as follows:

(a) Company is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation ("Articles") are on file with that state's Department of Assessments and Taxation;

(b) Company is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

(c) At the Effective Time, Company, on Predecessor Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on New Fund's behalf, will acquire good and marketable title thereto;

(d) Predecessor Fund is not engaged currently, and Company's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles or Company's By-Laws (collectively, "Company Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which Company, on Predecessor Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which Company, on Predecessor Fund's behalf, is a party or by which it is bound;

(e) All material contracts and other commitments of Predecessor Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Predecessor Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Predecessor Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Company with respect to Predecessor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Company, on Predecessor Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) Predecessor Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on August 31, 2007, have been audited by Tait, Weller & Baker LLP ("Company Auditor"), an independent registered public accounting firm, and present fairly, in all material respects, Predecessor Fund's financial condition as of such date in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to Predecessor Fund's management's best knowledge and belief, there are no known contingent liabilities, debts, obligations, or duties of Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

(h) Since August 31, 2007, there has not been any material adverse change in Predecessor Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Predecessor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Predecessor Fund Share due to declines in market values of securities Predecessor Fund holds, the discharge of Predecessor Fund liabilities, or the redemption of Predecessor Fund Shares by its shareholders shall not constitute a material adverse change;

(i) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Predecessor Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) For each taxable year of its operation, Predecessor Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time Predecessor Fund's Board approved the transactions contemplated by this Agreement through the Effective Time, Predecessor Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; and Predecessor Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(k) All issued and outstanding Predecessor Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Predecessor Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 Act"), and state securities laws; all issued and outstanding Predecessor Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in Predecessor Fund's transfer agent's records, as provided in paragraph 2.3; and Predecessor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Predecessor Fund Shares, nor is there outstanding any security convertible into any Predecessor Fund Shares;

(l) Predecessor Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(m) Not more than 25% of the value of Predecessor Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(n) Predecessor Fund's current prospectus and statement of additional information including Predecessor Fund, and each prospectus and statement of additional information including Predecessor Fund used at all times prior to the date hereof,
      (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or at the Effective Time do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(o) The Proxy Statement (as defined in paragraph 4.5) (other than written information Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(p) The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

3.2 Trust, on New Fund's behalf, represents and warrants to Company, on Predecessor Fund's behalf, as follows:

(a) Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

(b) Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

(c) Before the Effective Time, New Fund will be a duly established and designated series of Trust;
(d) New Fund has not commenced operations and will not do so until after the Closing;

(e) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Share;

(f) No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(g) New Fund is not engaged currently, and Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of Trust's Trust Instrument or By-Laws (collectively, "Trust Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which Trust, on New Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which Trust, on New Fund's behalf, is a party or by which it is bound;

(h) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

(j) The New Fund Shares to be issued and delivered to Predecessor Fund, for the Shareholders' account, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by Trust;

(k) The Proxy Statement (only with respect to written information Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(l) Trust's Trust Instrument permits Trust to vary its shareholders' investment; and Trust does not have a fixed pool of assets -- each series thereof (including New Fund after it commences operations) is (will be) a managed portfolio of securities, and its investment advisers (including the Adviser with respect to New Fund) have the authority to buy and sell securities for it.

3.3 Trust, on New Fund's behalf, and Company, on Predecessor Fund's behalf, each represents and warrants to the other Investment Company, as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

(b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Predecessor Fund Shares it actually or constructively surrenders in exchange therefor;

(c) No expenses incurred by Predecessor Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than New Fund Shares will be transferred to Predecessor Fund or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.    COVENANTS

4.1 Company covenants to call a meeting of Predecessor Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("Shareholders Meeting").

4.2 Company, on Predecessor Fund's behalf, covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.3 Company covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Predecessor Fund Shares.

4.4 Company covenants that it will turn over Predecessor Fund's books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Trust at the Closing.

4.5 Each Investment Company covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement relating to the Reorganization to be furnished in connection with Company's Board's solicitation of proxies for use at the Shareholders Meeting and a prospectus (collectively, "Proxy Statement").

4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Predecessor Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7 Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

4.8 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.    CONDITIONS PRECEDENT

      Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

5.2 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

5.3 Company shall have received an opinion of Blank Rome LLP ("Trust Counsel") substantially to the effect that:

(a) New Fund is a duly established series of Trust, a trust that is validly existing as a statutory trust under the laws of the State of Delaware;

(b)   Trust has duly authorized and adopted this Agreement on New Fund's behalf;

(c) The New Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

(d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Trust Governing Documents or, to Trust Counsel's knowledge, violate any obligation of Trust under the express terms of any court order that names Trust and is specifically directed to it or its property, except as set forth in such opinion;

(e) To Trust Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust, on New Fund's behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(f) Trust is registered with the Commission as an investment company, and to Trust Counsel's knowledge, no order has been issued or proceeding instituted to suspend either such registration; and

(g) To Trust Counsel's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against Trust (with respect to New Fund) or any of its properties or assets attributable or allocable to New Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Trust Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to Trust or New Fund, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than Trust have been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Trust Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

5.4 Trust shall have received an opinion of Morgan, Lewis & Bockius LLP ("Company Counsel") substantially to the effect that:

(a) Predecessor Fund is a duly established series of Company, a corporation that is validly existing and in good standing under the laws of the State of Maryland;

(b)   Company has duly authorized and adopted this Agreement;

(c) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Company Governing Documents or, to Company Counsel's knowledge, violate any obligation of Company under the express terms of any court order that names Company and is specifically directed to it or its property, except as set forth in such opinion;

(d) To Company Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Company, on Predecessor Fund's behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(e) Company is registered with the Commission as an investment company, and to Company Counsel's knowledge, no order has been issued or proceeding instituted to suspend either such registration; and

(f) To Company Counsel's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against Company (with respect to Predecessor Fund) or any of its properties or assets attributable or allocable to Predecessor Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Company Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to Predecessor Fund, and may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than Company have been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Company Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

5.5 The Investment Companies shall have received an opinion of Company Counsel as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Company Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Company Counsel may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Predecessor Fund and New Fund will each be a party to a reorganization within the meaning of
      Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its assets to the New Fund in exchange solely for the New Fund shares and the assumption by the New Fund of the Predecessor Fund's liabilities or upon the distribution of the New Fund shares to the Predecessor Fund's shareholders in exchange for their shares of the Predecessor Fund;

(c) No gain or loss will be recognized by the New Fund upon the receipt by it of all of the assets of the Predecessor Fund in exchange solely for New Fund shares and the assumption by the New Fund of the liabilities of the Predecessor Fund;

(d) The adjusted tax basis of the assets of the Predecessor Fund received by the New Fund will be the same as the adjusted tax basis of such assets to the Predecessor Fund immediately prior to the Reorganization;

(e) The holding period of the assets of the Predecessor Fund received by the New Fund will include the holding period of those assets in the hands of the Predecessor Fund immediately prior to the Reorganization;

(f) No gain or loss will be recognized by the shareholders of the Predecessor Fund upon the exchange of their Predecessor Fund shares for the New Fund shares (including fractional shares to which they may be entitled) and the assumption by the New Fund of the liabilities of the Predecessor Fund;

(g) The aggregate adjusted tax basis of the New Fund shares received by the shareholders of the Predecessor Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate tax basis of the Predecessor Fund shares held by the Predecessor Fund's shareholders immediately prior to the Reorganization;

(h) The holding period of the New Fund shares received by the shareholders of the Predecessor Fund (including fractional shares to which they may be entitled) will include the holding period of the Predecessor Fund shares surrendered in exchange therefor, provided that the Predecessor Fund shares were held as a capital asset as of the Closing Date; and

(i) For purposes of section 381 of the Code, the New Fund will be treated as the same corporation as the Predecessor Fund and the tax attributes of the Predecessor Fund enumerated in Section 381(c) of the Code will be taken into account by the New Fund as if there had been no reorganization (See
      Section 1.381(b)-1(a)(2) of the Treasury Regulations).

      Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.6 Before the Closing, Trust's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share ("Initial Share") to First Dominion Capital Corporation, Trust's distributor ("Distributor"), or an affiliate thereof in consideration of the payment of $10.00 to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.7;

5.7 Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory contract and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by the Distributor or its affiliate as New Fund's sole shareholder;

5.8 Company shall have received an opinion of Company Auditor, to the satisfaction of Company's Board, that the assignment and assumption by SCM of the expense limitation agreement between Company, on behalf of Predecessor Fund, under which CCM is entitled to the reimbursement of certain fees waived or expenses reimbursed by CCM to Predecessor Fund during the five (5) years prior to the Effective Time:

(a)   is consistent with GAAP; and

(b) will not have an adverse effect on the financial statements of Predecessor Fund or New Fund.

5.9 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.5, 5.6, 5.7 and 5.8) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.    EXPENSES

      All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by the Adviser and CCM. [PLEASE SPECIFY HOW THE EXPENSES WILL BE ALLOCATED.] All such fees and expenses incurred and so borne by the Adviser and CCM shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by either the Adviser or CCM, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Predecessor Fund or the New Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code. Predecessor Fund shareholders will pay their respective expenses, if any, incurred in connection with the transactions contemplated by this Agreement. Neither the Predecessor Fund nor the New Fund will pay the New Fund shareholders' expenses, if any.

7.    ENTIRE AGREEMENT; NO SURVIVAL

      Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among the Investment Companies and the Adviser. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.    TERMINATION

      This Agreement may be terminated at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2007, or such other date as to which the Investment Companies agree; or

8.2   By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, neither Investment Company (nor its trustees/directors, officers, or shareholders) shall have any liability to the other Investment Company.

9.    AMENDMENTS

      The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Predecessor Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.   SEVERABILITY

      Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.   MISCELLANEOUS

11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of Trust's trustees and Company's directors, solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, or shareholders or any series thereof other than Predecessor Fund and New Fund, but are only binding on and enforceable against Predecessor Fund's or New Fund's property, respectively. Each Investment Company, in asserting any rights or claims under this Agreement shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series thereof other than Predecessor Fund and New Fund or to such trustees/directors, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.


                                    SATUIT CAPITAL MANAGEMENT
                                    TRUST, on behalf of its
                                    series Satuit Capital Small
                                    Cap Fund



                                    By:
                                         ---------------------
                                          Robert J. Sullivan
                                          President



                                    THE WORLD FUNDS, INC., on
                                    behalf of its series Satuit
                                    Capital Management Small Cap
                                    Fund



                                    By:
                                         ---------------------
                                          John Pasco, III
                                          President



Solely for purposes of
paragraph 6,




SATUIT CAPITAL MANAGEMENT, LLC



By:
     ---------------------
      Robert J. Sullivan
      President



COMMONWEALTH CAPITAL
MANAGEMENT, LLC



By:
     ---------------------
      John Pasco, III
      President

                              THE WORLD FUNDS, INC.
                        8730 Stony Point Pkwy, Suite 205
                               Richmond, VA 23235
                     Special Meeting of Shareholders of the
         Satuit Capital Management Small Cap Fund, a series of The World
                                   Funds, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at a Special Meeting of Shareholders to be held at the address of the Fund, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, on _______ __________, 2007 at ____ a.m., local time, or any adjournments thereof.
The undersigned hereby appoints ___________ and ___________ and each of them, with full power of substitution, a to represent the undersigned and to vote, with all powers the undersigned would possess if personally present, as designated on the reverse side, at the Special Meeting, and at all adjournments and postponements thereof, all Class Y shares of common stock, par value $0.01 per share of the Satuit Capital Management Small Cap Fund, a series of The World Funds, Inc., held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting, in their discretion.
The attached proxy statement contains additional information about the Proposals and the Company. Please read it before you vote.

   The Board of Directors recommends a vote "FOR" each Proposal



                             ? FOLD AND TEAR HERE ?


  Satuit Capital Management Small Cap Fund (the "Fund"), a series of The World Funds, Inc.


1. Approval of a change to the Fund's fundamental investment restriction pertaining to industry concentration.
      Dated:   ___________________________________, 2007
 Please clearly indicate your vote in blue or black ink as follows: [X]

FOR  [    ]     AGAINST [    ]      ABSTAIN    [    ]

                                        Signature (sign exactly as your name appears at left)

                                        ----------------------------------------

2.    Approval of the Agreement and Plan
      of Reorganization, pursuant to which Signature (if held jointly) the Fund would be reorganized as a separate series of Satuit Capital Management Trust.
                                          Change of Address and/or Comments Mark
 Please clearly indicate your vote in blue Here or black ink as follows: [X]


FOR  [    ]   AGAINST  [    ]   ABSTAIN   [    ]

                                          Signature(s) should be exactly as name
                                          or names appear on this proxy. If
                                          shares are held jointly, one owner may
                                          sign. If signing is by attorney,
                                          executor, administrator, trustee or
                                          guardian, please give full title. If a
                                          corporation, this signature should be
                                          that of an authorized officer who
(Print name and address and TAG ID here)  should state his or her title.


                                            Every properly signed Proxy will be
                                            voted in the manner specified above.
                                            If this Proxy is executed but no
                                            instructions are given, the votes
                                            entitled to be cast by the
                                            undersigned will be cast "FOR"
                                            approval of each respective
                                            Proposal, and in the discretion of
                                            the proxy holder on any other
                                            business that may properly come
                                            before the Special Meeting or any
                                            adjournment or postponement thereof.

In executing this proxy, you acknowledge receipt of a copy of the Notice of Special Meeting and Proxy Statement.

                  Please Sign, Date and Return this Proxy Card
                     Promptly Using the Enclosed Envelope.


                                   Thank you.